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                                                                  EXHIBIT 24



                              POWER OF ATTORNEY



            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of ANTEC Corporation, Delaware corporation (the "Corporation"), which is going to file a Registration Statement on Form S-8 with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, in connection with the Corporations ESP Stock Plan, hereby constitutes and appoints Lawrence A. Margolis, Daniel J. Distel and James E. Knox, and each of them his or her true and lawful attorneys-in-fact and agents, with full power and all capacities, to sign the Corporations Registration Statement on Form S-8 and any or all amendments thereto, including any prospectus or amended prospectus contained therein, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned hereunto set his or her hand and seal as of the 10th day of September, 1996.

                                        /s/  James L. Faust
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                                        /s/  Samuel K. Skinner
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                                        /s/  John R. Petty
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                                        /s/  Rod Dammeyer
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                                        /s/  Mary Agnes Wilderotter
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